J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund

(the “Fund”)

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated October 2, 2020

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated November 1, 2019, as supplemented

Effective immediately, Morgan M. Moriarty is on primary caregiver leave and will not be involved in the day to day management of the Fund. During the time Mrs. Moriarty is on leave, the Fund will continue to be managed by the remaining member of the portfolio management team. Mrs. Moriarty is expected to return from her leave on or about January 20, 2021, at which time she will resume her role as a member of the Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-DIV-PM-1020